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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) July 15, 1998

                      DiTech Home Loan Owner Trust 1997-1
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                           333-35653-02             13-3980310
--------                           ------------             ----------
(State or Other Jurisdiction       (Commission File         (IRS Employer
 of Incorporation)                  Number)                  Identification No.)

                     c/o The Bank of New York, as Indenture
                 Trustee with respect to Home Loan Asset Backed Notes, Series 1997-1, issued by the Registrant
                            101 Barclay Street, 12E
                            New York, New York 10286
              ---------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                 (212) 815-8727
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

            This Current Report on Form 8-K relates to the DiTech Home Loan Owner Trust 1997-1 (the "Registrant") formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Depositor"), pursuant to a Trust Agreement, dated as of October 1, 1997 among the Depositor and certain other parties thereto, and certain Home Loan Asset Backed Notes, Series 1997-1, issued pursuant to an Indenture (the "Indenture"), dated as of October 1, 1997, between the Registrant and The Bank of New York, as Indenture Trustee (the "Indenture Trustee"). The Home Loan Asset Backed Notes, Series 1997-1, Class A-1, Class A-2, Class A-3, Class A-4, Class M-1 and Class M-2 have been registered pursuant to the Securities Act of 1933 under a Registration Statement on Form S-3 (File No. 333-35653).

            This Current Report is being filed by the Indenture Trustee, in its capacity as such under the Indenture, on behalf of the Registrant pursuant to
Section 4.09 of the Sale and Servicing Agreement dated as of October 1, 1997 among the Depositor, the Registrant, the Indenture Trustee and DiTech Funding Corporation (the "Sale and Servicing Agreement"). The information reported and contained herein has been derived from information supplied to the Indenture Trustee by the Servicer (as such term is defined in the Sale and Servicing Agreement) without independent review or investigation by the Indenture Trustee. Pursuant to Section 6.01(b) of the Sale and Servicing Agreement, the Indenture Trustee is entitled to fully rely upon information provided by the Servicer.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

      Exhibit No.                   Description

      99.1 Monthly Payment Date Statement distributed to Noteholders for the July 15, 1998 payment date.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 16, 1999                 DITECH HOME LOAN OWNER
                                        TRUST 1997-1

                                        By:  The Bank of New York, as Indenture
                                              Trustee


                                        By: /s/  Robert P. Muller
                                           -------------------------------------
                                           Name:  Robert P. Muller
                                           Title: Assistant Vice President


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                                 EXHIBIT INDEX

Exhibit No.                         Description

99.1 Monthly Payment Date Statement distributed to Noteholders for the July 15, 1998 payment date.


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